Q1 2026 INVESTOR PRESENTATION May 7, 2026 NYSE: SPNT

Basis of Presentation and Non-GAAP Financial Measures: Unless the context otherwise indicates or requires, as used in this presentation references to “we,” “our,” “us,” the “Company,” and "SiriusPoint" refer to SiriusPoint Ltd. and its directly and indirectly owned subsidiaries, as a combined entity, except where otherwise stated or where it is clear that the terms mean only SiriusPoint Ltd. exclusive of its subsidiaries. We have made rounding adjustments to reach some of the figures included in this presentation and, unless otherwise indicated, percentages presented in this presentation are approximate. In presenting SiriusPoint’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (“GAAP”). SiriusPoint’s management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of SiriusPoint’s financial performance, identifying trends in our results and providing meaningful period-to-period comparisons. Core underwriting income, Core net services income, Core income, Core combined ratio, accident year loss ratio, accident year combined ratio, attritional loss ratio and combined ratio ex. catastrophe losses are non-GAAP financial measures. Management believes it is useful to review Core results as it better reflects how management views the business and reflects the Company’s decision to exit the run off business. Book value per diluted common share excluding accumulated other comprehensive income (loss) ("AOCI") and tangible book value per diluted common share, as presented, are non-GAAP financial measures and the most directly comparable U.S. GAAP measure is book value per diluted common share. Management believes it is useful to exclude AOCI because it may fluctuate significantly between periods based on movements in interest and currency rates. Management believes the effects of intangible assets are not indicative of underlying underwriting results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Operating net income, Core Operating net income, Operating earnings per share and Core Operating earnings per share are non-GAAP financial measures and the most directly comparable U.S. GAAP measures are net income and diluted earnings per share. Operating net income excludes items which we believe are not indicative of the operations of our operating businesses, including realized and unrealized gains (losses) on strategic and other investments and liability-classified capital instruments, non-recurring costs associated with acquisitions or sales of subsidiaries, income (expense) related to loss portfolio transfers, deferred tax assets attributable to the enactment of the Bermuda corporate income tax, development on COVID-19 reserves resulting from the COVID-19 reserve study performed concurrently with the settlement of the Series A Preference shares in the third quarter of 2024, and foreign exchange gains (losses). Core Operating net income also excludes the Corporate (run off) business. We believe it is useful to review Operating net income and Core Operating net income as it better reflects how we view the business, as well as provides investors with an alternative metric that can assist in predicting future earnings and profitability that are complementary to GAAP metrics. Operating ROE is calculated by dividing annualized Operating net income for the period by average common shareholders’ equity, excluding AOCI, and after adjusting for the above noted items to arrive at Operating net income. Core Operating ROE also excludes the results of the Corporate (run off) business. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measure is contained in our Form 10-Q, Earnings Release or Financial Supplement for the quarter ended March 31, 2026 and in Appendices 1-3 on slides 25-27 in this deck. Safe Harbor Statement Regarding Forward-Looking Statements: This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this presentation is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this presentation. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “believes,” “intends,” “seeks,” “anticipates,” “aims,” “plans,” “targets,” “estimates,” “expects,” “assumes,” “continues,” “guidance,” “should,” “could,” “will,” “may” and the negative of these or similar terms and phrases.These risks and uncertainties include, but are not limited to, the "Risk Factors" described in the Company's most recent Annual Report on Form 10-K and other subsequent periodic reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date made and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Appendix 7 on slide 31 contains a glossary of abbreviated terms. 2 DISCLAIMER

AGENDA 3 Highlights & Strategic Update Scott Egan, Group CEO First Quarter Financial Results Jim McKinney, Group CFO Q&A

Highlights & Strategic Update

SIRIUSPOINT OVERVIEW

SIRIUS POINT

Drive excellence as a best-in-class specialty underwriter, with a diverse and low-volatility portfolio, that targets a 12-15% ROE across the cycle


Property Cat Re
Marine & Energy
Credit
Aviation
Other Casualty
Surety
FinPro
Other Property
General Liability
Accident & Health
4%
5%
6%
6%
6%
7%
8%
10%
20%
28%
Gross Written Premium[1]
$3.7bn

- Relentless Focus on Underwriting
- Disciplined and Agile Capital Allocator
- Dynamic Multi-Channel Global Access
- Strong Balance Sheet with Robust Risk Management

Total Capitalization[2]	Total Investments	Total Assets	BSCR Ratio[3]	Financial Strength Rating[4]
$3.0bn	$6.3bn	$12.5bn	242%	A (Stable)

Notes: [1] Core Gross Written Premium on a Last Twelve Months basis. [2] Represents total shareholders' equity plus debt capital. [3] SiriusPoint Group Bermuda Solvency Capital Ratio calculated as available economic capital and surplus divided by the enhanced capital requirement. Q1'26 figure is an estimate. [4] Financial Strength Ratings and outlook according to Fitch, AM Best and S&P. Moody's FSR of A3 with stable outlook.

5

6 POSITIONED WELL FOR CYCLE RESILIENCE Disciplined underwriting delivers Core Combined Ratio of 88.9% and Core Operating ROE3 of 17.9% Targeted GWP growth in Insurance & Services (+8%), discipline in Reinsurance (-10%) Operating ROE2 of 15.3%, above target range Book Value Per Share (ex. AOCI) up 5% Buyback commitment increased by $74m to full $174m authorization. $242m capital returned YTD, inc. $42m of share repurchases4 Financial Strength Ratings upgraded to 'A' by S&P, AM Best and Fitch in the last three months 15.3% Operating Return on Equity1 $0.70 Operating EPS2 Q1 2026 HIGHLIGHTS Notes: [1] Operating Return on Equity represents a non-GAAP measure. See Appendix 3 on slide 27 for a reconciliation to Return on Equity. [2] Operating Diluted Earnings Per Share is a non-GAAP measure. See Appendix 2 on slide 26 for a reconciliation to Diluted Earnings Per Share. [3] Core Operating Return on Equity is a non-GAAP measure. See Appendix 3 on slide 27 for a reconciliation to Return on Equity. [4] $200m of preference shares redeemed and $42m of common shares repurchased as at May 6, 2026.

$11.59 $12.41 $12.63 $12.91 $13.33 $13.74 $14.47 $14.25 $14.64 $15.15 $15.64 $16.47 $18.10 $18.98 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 $87.3 $70.2 $84.5 $74.7 $36.6 $107.9 $57.8 $94.3 $43.5 $61.0 $78.1 $85.2 $85.8 $85.7 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 7 TRACK RECORD OF ATTRACTIVE EARNINGS AND VALUE CREATION Notes: [1] Operating Net Income represents a non-GAAP measure. See Appendix 1 on slide 25 for a reconciliation to Net Income. [2] Operating Return on Equity represents a non-GAAP measure. See Appendix 3 on slide 27 for a reconciliation to Return on Equity. Operating Net Income1 Book Value Per Share (ex. AOCI) $ numbers in USD millions, except per share data +64% G rowth Long-Term Value Framework 12.8% 14.6% 16.2% 15.3% Operating Return on Equity FY 23 FY 24 FY 25 Q1'26 Target niche and growing markets Act nimbly, actively manage diversified portfolio Optimize capital to target a 12-15% ROE across the cycle 2 +41% Growth YoY

8 INSURANCE GROWTH WHILE RETAINING UNDERWRITING DISCIPLINE Core Combined Ratio (ex. LPT Benefit2)Trailing Last Twelve Months Premium Growth1 91.7% 93.8% 91.7% 92.5% 87.0% 83.7% 84.7% 89.6% 89.1% 91.9% 88.1% 6.6% 10.9% 92.9% 93.8% 91.7% 93.5% 88.9% 90.3% 95.6% 89.5% 89.1% 92.9% 88.9% Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Catastrophe Loss Ratio Combined Ratio (ex. Catastrophe Losses) 25% 16% 3% 13% 13% 14% 22% 15% 25% 26% 21% 2% 10% 0% (4)% 0% 5% 8% 10% 6% 3% 0% Insurance & Services Reinsurance Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Notes: [1] Reflects Last Twelve Months Core continuing lines premium for 2023 and 2024 which excludes business exited in 2022 and 2023. [2] LPT benefit refers to reserve releases associated with the 2023 LPT and associated deferred gains.

9 CONSISTENT AND STRONG CORE BUSINESS Core Operating Return on Equity1 18.2% 9.4% 15.0% 8.2% 13.8% 17.0% 17.7% 17.1% 15.3% 16.8% 14.6% 12.6% 14.3% 18.0% 18.8% 18.7% 17.9% Operating ROE Core Operating ROE Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Notes: [1] Core Operating Return on Equity and Operating Return on Equity are non-GAAP measures. See Appendix 3 on slide 27 for reconciliations to Return on Equity. – Introduced Core Operating ROE metric, which excludes run off result from Operating ROE, to give a better indication of the performance of the go-forward business – Consistent performance of Core portfolio in all quarters since underwriting restructuring – Strong Core Operating ROE1, exceeding 12% for 8 out of the last 9 quarters – Diverse book has delivered strong ROE during quarters of high catastrophe and aviation losses Key Messages 10.6%

10 HIGHLY DIVERSIFIED CORE PORTFOLIO Notes: [1] Gross Written Premium on a Last Twelve Months basis. [2] Direct represents consolidated MGA premiums and premiums derived without a broker or MGA. 64% 36% 57%28% 8% 7% Distribution Channel Market Access 52% 23% 10% 15% Underwriting Hub Core Portfolio Premium Splits1 28% 20% 10% 8% 7% 6% 6% 6% 5% 4% Accident & Health General Liability Other Property Surety Other Casualty Aviation Credit Marine & Energy Gross Written Premium $3.7bn FinPro Property Cat Re 44% 28% 28% Duration Insurance & Services Reinsurance USA UK & Lloyd's Bermuda Europe & Other <2 Years 2-4 Years 4+ Years MGA Broker Direct2 Lloyd's

CORE SPECIALTY LINES

SiriusPoint

Accident & Health


Europe & Other
UK & Lloyd's
GWP $1.0bn
USA

General Liability


Bermuda
UK & Lloyd's
GWP $746m
USA

Other Property


Europe & Other
UK & Lloyd's
GWP $362m
USA

FinPro


Europe & Other
USA
Bermuda
GWP $279m
UK & Lloyd's

Surety


GWP $242m
USA

Other Casualty


UK & Lloyd's
Bermuda
GWP $235m
USA

Aviation


USA
UK & Lloyd's
GWP $231m
Europe & Other

Credit


USA
UK & Lloyd's
Europe & Other
GWP $228m
Bermuda

Marine & Energy


USA
Europe & Other
GWP $186m
Bermuda
UK & Lloyd's

Property Cat Re


GWP $162m
Bermuda

Notes: GWP pie charts represent Last Twelve Months Gross Written Premium for Core segment by underwriting hub. FinPro contains Financial, Professional and Transactional Liability. Other Casualty contains Auto Liability, Workers Compensation, Medical Malpractice and Other Casualty lines.

11

High Profitability, Low Volatility Combined Ratio Co m bi ne d Ra tio V ol at ili ty SiriusPoint (Current) SiriusPoint (2020-2022) Market Average 82.0% 84.0% 86.0% 88.0% 90.0% 92.0% 94.0% 96.0% 98.0% 100.0% 102.0% 104.0% 106.0% —% 2.5% 5.0% 7.5% 10.0% 12.5% 15.0% 17.5% 20.0% 2 Year Combined Ratio Volatility1 12 PROFITABLE AND LOW VOLATILITY UNDERWRITING PORTFOLIO Notes: [1] Combined ratio volatility is measured as the standard deviation in quarterly combined ratios for the last eight quarters (i.e. two years) as at Q4'25. Combined ratios are premium-weighted over the period. The SiriusPoint combined ratio is for Core segment and excludes benefits related to LPTs. LPT benefit refers to reserve releases associated with the 2023 LPT and associated deferred gains. Peers for Market Average include American Financial Group, AIG, Arch, AXIS, Chubb, Everest, Fidelis, Hamilton, James River, Markel, RenaissanceRe, RLI, Selective, Skyward Specialty, Travelers and W.R. Berkley. Outliers have been omitted from the quadrant. 2.4% 3.4% 5.0% 11.1% SiriusPoint US Specialty Peers US Large Multiline Bermuda-Domiciled Peers Key Messages – Favorable combined ratio and volatility versus market average – Volatility profile aligns with US Specialty peers – Rigorous and disciplined approach to portfolio and capital management enables low volatility, high Operating ROE outcomes across the cycle 2 Year Combined Ratio Volatility Quadrant1 High Profitability, High Volatility Low Profitability, High Volatility Low Profitability, Low Volatility

13 RIGOROUS APPROACH TO PARTNERING WITH MGAs Notes: [1] Refers to P&C MGA partners. Disciplined approach to MGA partner selection >90% new opportunities declined In-depth discovery period for potential partners 6-9 months typical time in discovery before onboarding onboarding onboarding long term THOROUGH ONBOARDING PROCESS ALIGNED INCENTIVE STRUCTURES LONG-TERM, STICKY PARTNERSHIPS Skin in the game drives alignment of interests 88% partners with profit sharing features1 Partners incentivized on underwriting not growth 0% partners with volume- based incentives Partnering with strategically aligned, long-term partners 96% programs renewed in the last year Seasoned and well-established MGA strategy 60% of premiums from partners with a 4+ year relationship Prudent approach to reserving and risk management for new programs 100% new programs reserved above pricing projections Scaling and growth for new partners managed tightly CONSERVATIVE INITIAL APPROACH 26% of partners were onboarded in last 2 years who produce just 10% of MGA premiums

30% 28% 26% 24% 19% 17% 16% 14% 13% 12% 14 RUN OFF (NON-CORE) PORTFOLIO Notes: [1] Figure includes the reserves added to the segment in 2023. Key Message – No additions to the run off (Non-Core) book since 2023 underwriting portfolio restructuring – $460m remaining net reserves as at Q1'26 (halved from $1.0bn at Q4'231) – Expect to be c.90% reported by mid-2027 – Run off portfolio continues to decrease as a percentage of total net reserves, reduced to 12% at Q1'26 $1,008 $942 $885 $854 $638 $574 $556 $528 $477 $460 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Run off (Corporate) Portfolio Reserves $11 -$10 $1 -$4 -$7 -$7 -$10 -$19 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Run off (Corporate) Underwriting Performance $ numbers in USD millions % of Total Reserves $(53) $(33) 2024 LPT Transaction

15 SIRIUSPOINT FORWARD OUTLOOK Seasoned management team with demonstrated track record of execution Low volatility underwriter with track record of delivering or exceeding our profitability targets Undervalued balance sheet with demonstrated significant upside from MGA portfolio Agile capital allocator with proven ability to move and optimize capital Disciplined profitable growth with untapped opportunities and a strong track record Attractive markets targeting underserved and defensible niches Our delivery targets a 12-15% return on equity across the cycle Strong underwriting culture with compensation aligned to shareholder value creation

First Quarter Results Update

Q1 2026 FINANCIAL RESULTS

SiRiUS POINT

Financial Highlights *$ numbers in USD millions*	Q1'25	Q1'26
Gross Written Premium	$990	**$1,004**
Net Written Premium	$752	**$697**
COR (%)	95.4%	**88.9%**
UW Income	$29	**$71**
Net Services Fee Income	$19	**$8**
Total Investment Result[2]	$71	**$78**
Operating Net Income[3]	$61	**$86**
Operating Earnings Per Share[4]	$0.51	**$0.70**
	Q4'25	Q1'26
Common Shareholders' Equity[5]	$2,270	**$2,302**
Diluted Book Value Per Share (ex. AOCI)	$18.10	**$18.98**

CORE BUSINESS (Gross Written Premium through Net Services Fee Income)

Key Comments

- GWP[1] up 1%, with NWP[1] decreasing by 7% (driven by one-off items including the pre-announced aggregate cover) and NEP[1] up 2%
- UW Income increased $42m to $71m
- COR improved 6.5 ppts to 88.9%[1]
- Diluted EPS of $0.82, or $0.70 on an operating basis[4]
- Total net services fee income[1] of $8m, up 34% YoY for go-forward MGAs
- Strong Investment result with NII of $66m
- Other notable pre-tax items impacting Q1'26 net income:
  - $25m gain from Arcadian sale closing[6]
  - $19m loss on run off portfolio
  - $17m interest expense of which $6m[6] relates to LPTs
- $0.88 increase in diluted book value per share (ex. AOCI)

Notes: [1] Reflects Core segment. [2] Total investment result calculated as the sum of net realized and unrealized investment gains (losses), net realized and unrealized investment gains (losses) from related party investment funds and net investment income. [3] Operating Net Income represents a non-GAAP measure. See Appendix 1 on slide 25 for a reconciliation to Net Income. [4] Operating Diluted Earnings Per Share is a non-GAAP measure. See Appendix 2 on slide 26 for a reconciliation to Earnings Per Share. [5] Common shareholders' equity attributable to SiriusPoint common shareholders at end of period. [6] Excluded from operating net income.

17

SEGMENT RESULTS

$ numbers in USD millions

Insurances & Services Segment



Gross Written Premium
$524
$635
+8%
$685
Q1'24
Q1'25
Q1'26



Combined Ratio
98.4%
6.9%
24.7%
66.8%
94.0%
5.6%
26.0%
62.4%
92.0%
6.9%
28.4%
56.7%
Q1'24
Q1'25
Q1'26
OUE Ratio
Loss Ratio
Acq. Cost Ratio

- **Premium**
  Gross written premium increased 8% for the quarter, driven largely by growth in A&H, General Liability and Surety
  Net written premiums decreased due to one-time item in prior year and pre-announced aggregate program
- **Loss Performance**
  Loss ratio improved by 5.7 ppts, with lower attritional losses, lower catastrophe losses and higher favorable prior year development
- **Underwriting Result**
  Combined ratio improved by 2.0 ppts in the quarter, or 0.6 ppts on an "earnings quality" ex. catastrophe basis
  Acquisition costs increased by 2.4 ppts, largely related to profit commission on older programs partially offsetting the 3.3 ppt increase in favorable PYD
  OUE increased by 1.3 ppts largely due to timing, reiterate 6.5-7.0% FY 26 guidance

Reinsurance Segment



Gross Written Premium
$356
$355
(10)%
$319
Q1'24
Q1'25
Q1'26



Combined Ratio
84.2%
7.6%
27.5%
49.1%
97.1%
6.5%
23.2%
67.4%
84.2%
7.6%
24.7%
51.9%
Q1'24
Q1'25
Q1'26
OUE Ratio
Loss Ratio
Acq. Cost Ratio

- **Premium**
  Gross written premium decreased 10% for the quarter, driven by significant reductions in Property Cat Re premiums (31%) due to market conditions, and reinstatement premiums in Q1'25 numbers
- **Loss Performance**
  Loss ratio improved by 15.5 ppts, driven by lower catastrophe losses given CA Wildfires in 2025
- **Underwriting Result**
  Combined ratio improved by 12.9 ppts in the first quarter with loss ratio improvement partially offset by a 1.5 increase in the acquisition cost ratio and 1.1 increase in the OUE ratio, reiterate 6.5-7.0% FY 26 guidance

18

11.7% 7.9% 6.4% 4.5% 4.3% 4.1% 3.5% 3.2% 2.7% 2.6% 1.9% 1.4% 0.6% 0.5% Company A Company G Company H Company F Company I Company E Company C Company B Company D Company M Company K Company L SiriusPoint Company J 22.5% 8.4% 8.4% 6.3% 5.5% 5.3% 3.9% 3.5% 2.9% 2.8% 2.7% 1.8% 1.2% 0.7% Company A Company B Company G Company F Company E Company C Company I Company H SiriusPoint Company D Company K Company M Company L Company J 22.5% 8.0% 7.3% 6.5% 6.3% 5.5% 5.0% 5.0% 4.3% 2.6% 2.5% 2.5% 1.7% 0.8% Company A Company G Company E Company H Company B Company F Company I Company C Company D Company K Company M SiriusPoint Company L Company K 25.3% 16.3% 9.0% 7.8% 7.8% 6.0% 5.9% 5.5% 5.0% 4.3% 2.2% 1.6% 1.1% 0.6% Company A Company B Company C Company D Company E SiriusPoint Company F Company G Company I Company H Company K Company M Company L Company J 19 DELIBERATE ACTIONS HAVE REDUCED CATASTROPHE VOLATILITY FY 21 Catastrophe Loss Ratio FY 23 Catastrophe Loss Ratio FY 24 Notes: Peer companies include American Financial Group, AIG, Arch, AXIS, Chubb, Everest, Fidelis, Hamilton, Markel, Selective, Skyward Specialty, Travelers and W.R. Berkley. 33.6% 18.8% 15.1% 10.9% 9.5% 8.3% 7.1% 6.0% 5.4% 5.4% 3.0% 2.5% 2.4% 1.8% Company A SiriusPoint Company B Company C Company D Company E Company F Company G Company H Company I Company J Company K Company L Company M FY 25 Catastrophe Loss Ratio MOVE SLIDE TO APPENDIX FROM Q2 Catastrophe Loss Ratio FY 22 Catastrophe Loss Ratio 7.2% 6.2% 4.5% 4.4% 3.6% 3.2% 3.0% 2.4% 2.2% 1.8% 1.8% 0.8% 0.0% Company A Company H Company I Company G Company F Company D Company E Company J Company L Company N Company M Company K SiriusPoint Company B Q1'26 Catastrophe Loss Ratio Earnings Release Pending

20 RESERVING PRUDENCE DEMONSTRATED BY PYD TRACK RECORD Notes: [1] Reflects consolidated results. [2] Q1'23 favorable prior year development excludes the one-off $102m benefit from the 2023 loss portfolio transfer. Favorable Prior Year Development1,2 $4.1 $3.8 $33.0 $24.7 $11.1 $38.9 $1.1 $30.6 $37.3 $34.2 $8.7 $8.9 $22.0 $17.9 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 4.5% 3.3% 2.2% 0.5% FY 23 FY 24 FY 25 Q1'26 Reserve Releases as % of Opening Net Reserves1 $ numbers in USD millions – Twenty consecutive quarters of favorable prior year development – External reserve review completed at FY 24 determined reserves were sufficiently prudent – Full quarterly reserve review completed by actuarial team – New business booked with reserve load in excess of pricing indications – LPTs continue to benefit from high levels of coverage in excess of reserves Key Comments $208 $334 $185 $244 $296 $211 LPT Limit Remaining in Excess of Reserves Reserves covered by LPT at 3/31/26 Compre LPT (Signed 2021) Compre LPT (Signed 2023) Enstar LPT (Signed 2024) Loss Portfolio Transfers LPT Buffer (as % of reserves) 117% 89% 114%

$71 $66$71 $78 Q1'25 Q1'26 14% 43% 28% 14% 1% HIGH QUALITY INVESTMENT PORTFOLIO 21 $ numbers in USD millions Key Comments Notes: [1] Third Point Enhanced Fund. [2] Other includes Strategic Investments, TP Ventures and Legacy & Other Alts. [3] Excludes short-term investments. Investment Result – Q1'26 Net Investment Income of $66m in line with expectations – No defaults across fixed income portfolio during the quarter – Limited exposure to private credit, with a focus on senior secured first-lien – Continue to expect FY 26 NII to be in line with FY 25 Credit Quality3Investment Balances by Asset Class 32% 19%16% 13% 9% 5% 3% AAA AA A BBB Not Rated / Below IG STI Corporate Other2 Fixed Income Duration3 Avg. Credit Quality 3.1 years AA- Reinvestment Rate >4.5% Investment Result $78m MBS Cash Government ABS CLO TPE1 Q1'26 $6.3bn Net Investment Income Total Investment Result

STRONG FINANCIAL STRENGTH AND CAPITAL POSITION

$ numbers in USD millions

BSCR Ratio Walk[1]


256%
3%
(17)%
242%
(18)%
224%
Q4'25E
Net Capital Generation
Capital Returned
Q1'26E
Stress Test Scenario
Post-event Q1'26E

Stress-Test Scenario	1-in-250 year event (on a per occurrence basis net of recoveries, reinstatements and after tax)	**Modeled Cost:** $214m

Financial Strength Ratings (FSR)

Agency	Rating	Action
AM Best	A (STABLE)	RATING **UPGRADED** 4/16/26
S&P Global Ratings	A (STABLE)	RATING **UPGRADED** 4/21/26
Fitch Ratings	A (STABLE)	RATING **UPGRADED** 2/25/26
MOODY'S	A3 (STABLE)	REVIEWED 3/12/26

Amount	Capital
$2.3bn	Equity Capital
$0.7bn	Debt Capital
$3.0bn	GAAP Capital

Key Comments

- BSCR ratio optimized to maximize shareholder value whilst retaining prudence to withstand extreme 1-in-250 year stress-test scenarios
- S&P, AM Best and Fitch upgraded financial strength ratings to 'A' from 'A-'
- Operating the business against 'AAA' rating requirement per S&P model
- Capital mix remains high quality and highly diversified

Notes: [1] SiriusPoint Group BSCR ratio calculated as available economic capital and surplus divided by the Bermuda solvency capital requirement as of December 31, 2025 and March 31, 2026, respectively. BSCR ratio is an estimate.

22

STRONG LIQUIDITY AND LEVERAGE REDUCED TO HISTORIC LOW

$ numbers in USD millions

Leverage[1]



Debt / Capital
Debt + Preferred / Capital
34.2%
27.2%
29.7%
23.8%
32.5%
24.8%
28.1%
21.8%
22.8%
FY 22
FY 23
FY 24
FY 25
Q1'26

Liquidity



Available dividend capacity from subsidiaries and HoldCo Investments[2]
Revolving Credit Facility undrawn capacity
$704
$682
$662
$671
$1,112
Q1'25
Q2'25
Q3'25
Q4'25
Q1'26

Key Comments

- Robust capital and liquidity position:
  - Leverage ratio[1] decreased to historic low of 22.8% driven by preference share redemption and strong earnings
  - Liquidity increased from sale of Arcadian, higher dividend capacity (resets at start of the year) and portfolio repositioning
- Balance sheet continues to be undervalued, with consolidated MGAs held at book value of $106m producing $30-40m of annual net services fee income
- LPTs continue to have >95% of the combined limit remaining

Notes: [1] Debt / Capital Ratio calculated as debt divided by total capital. Debt + Preferred / Capital calculated as debt plus preference shares divided by total capital. Total capital represents the sum of shareholders' equity and debt. [2] HoldCo Investments comprised of investment assets, cash and cash equivalents.

23

Appendix

APPENDIX 1

RECONCILIATION OF OPERATING NET INCOME

SiriusPoint

	Q1'26	Q4'25	Q3'25	Q2'25	Q1'25	Q4'24	Q3'24	Q2'24	Q1'24	Q4'23	Q3'23	Q2'23	Q1'23	Q4'22
Net income (loss) available to SiriusPoint common shareholders	$ 99.6	$ 240.0	$ 86.8	$ 59.2	$ 57.6	$ (21.3)	$ 4.5	$ 109.9	$ 90.8	$ 93.5	$ 57.5	$ 55.9	$ 131.9	$ (26.6)
Non-recurring adjustments:														
Gains on sale or deconsolidation of consolidated MGAs	(25.2)	(222.4)	—	—	—	—	—	(96.0)	—	—	—	—	—	—
(Gains) losses on strategic and other investments	1.8	6.0	(1.1)	—	0.5	34.3	3.4	52.9	(0.1)	15.4	17.2	3.7	3.9	25.7
MGA & Strategic Investment Rationalization	(23.4)	(216.4)	(1.1)	—	0.5	34.3	3.4	(43.1)	(0.1)	15.4	17.2	3.7	3.9	25.7
(Income) loss on settlement and change in fair value of liability-classified capital instruments (CMIG Merger Instruments)	—	—	—	—	—	25.9	117.3	(10.6)	15.9	15.0	0.3	19.1	25.0	11.5
COVID-19 favorable reserve development[1]	—	—	—	—	—	—	(19.9)	—	—	—	—	—	—	—
CMIG Instruments & Transactions	—	—	—	—	—	25.9	97.4	(10.6)	15.9	15.0	0.3	19.1	25.0	11.5
(Income) expense related to loss portfolio transfers	5.6	7.2	7.7	6.6	5.9	28.9	1.9	5.8	8.0	2.1	4.5	(6.6)	(101.6)	—
Bermuda corporate income tax enactment	—	(13.0)	—	—	—	—	—	—	—	(100.8)	—	—	—	—
Restructuring costs	—	—	—	—	—	$ —	—	—	—	—	—	—	—	30.0
Foreign exchange (gains) losses	1.3	8.3	2.4	16.7	(2.2)	(12.9)	3.0	3.6	(3.7)	19.2	(1.8)	17.4	0.1	61.5
Other non-recurring items	5.3	6.5	(11.0)	—	—	—	—	—	—	—	—	—	—	—
Income tax (expense) benefit on adjustments[2]	(2.7)	53.2	0.4	(4.4)	(0.8)	(11.4)	(15.9)	(7.8)	(3.0)	(7.8)	(3.0)	(5.0)	10.9	(14.8)
Operating net income available to SiriusPoint common shareholders	**$ 85.7**	**$ 85.8**	**$ 85.2**	**$ 78.1**	**$ 61.0**	**$ 43.5**	**$ 94.3**	**$ 57.8**	**$ 107.9**	**$ 36.6**	**$ 74.7**	**$ 84.5**	**$ 70.2**	**$ 87.3**
Run off (Non-Core) underwriting results	$ 18.8	$ 10.3	$ 6.6	$ 7.1	$ 4.4	$ 52.6	$ (1.0)	$ 9.6	$ (10.7)					
Adjustment for previously excluded amounts relating to run off	—	—	0.6	(1.3)	(1.3)	(25.3)	(1.6)	(0.8)	0.7					
Run off tax impact	(3.6)	(2.0)	(1.4)	(1.1)	(0.6)	(4.1)	0.4	(1.3)	1.5					
Core Operating net income available to SiriusPoint common shareholders	**$ 100.9**	**$ 94.1**	**$ 91.0**	**$ 82.8**	**$ 63.5**	**$ 66.7**	**$ 92.1**	**$ 65.3**	**$ 99.4**					

Notes: Metric referenced on slides 7 and 17. [1] This development, primarily related to business written by legacy Third Point Reinsurance Ltd., is the result of the COVID-19 reserve study performed concurrently with the settlement of the Series A Preference shares in the third quarter of 2024. [2] An effective tax rate of 15% for 2022 to 2024 and 19% for 2025 and onwards is applied to the adjustments to calculate the income tax (expense) benefit, where applicable. Periods may have a different effective tax rate based on the jurisdiction of specific transactions.

25

APPENDIX 2

RECONCILIATION OF OPERATING EARNINGS PER SHARE

	Q1'26	Q4'25	Q3'25	Q2'25	Q1'25	Q4'24	Q3'24	Q2'24	Q1'24	Q4'23	Q3'23	Q2'23	Q1'23	Q4'22
Diluted earnings per share available to SiriusPoint common shareholders	$ 0.82	$ 1.97	$ 0.73	$ 0.50	$ 0.49	$ (0.13)	$ 0.03	$ 0.57	$ 0.49	$ 0.50	$ 0.32	$ 0.31	$ 0.74	$ (0.17)
Non-recurring adjustments:														
Gains on sale or deconsolidation of consolidated MGAs	(0.21)	(1.83)	—	—	—	—	—	(0.54)	—	—	—	—	—	—
(Gains) losses on strategic and other investments	0.01	0.05	(0.01)	—	—	0.21	0.02	0.30	—	0.09	0.10	0.02	0.02	0.16
MGA & Strategic Investment Rationalization	(0.20)	(1.78)	(0.01)	—	—	0.21	0.02	(0.24)	—	0.09	0.10	0.02	0.02	0.16
(Income) loss on settlement and change in fair value of liability-classified capital instruments (CMIG Merger Instruments)	—	—	—	—	—	0.16	0.68	(0.06)	0.09	0.09	—	0.11	0.15	0.07
COVID-19 favorable reserve development[1]	—	—	—	—	—	—	(0.12)	—	—	—	—	—	—	—
CMIG Instruments & Transactions	—	—	—	—	—	0.16	0.56	(0.06)	0.09	0.09	—	0.11	0.15	0.07
(Income) expense related to loss portfolio transfers	0.05	0.06	0.06	0.06	0.05	0.18	0.01	0.03	0.05	0.01	0.03	(0.04)	(0.62)	—
Bermuda corporate income tax enactment	—	(0.11)	—	—	—	—	—	—	—	(0.58)	—	—	—	—
Restructuring costs	—	—	—	—	—	—	—	—	—	—	—	—	—	0.19
Foreign exchange (gains) losses	0.01	0.07	0.02	0.14	(0.02)	(0.08)	0.02	0.02	(0.02)	0.11	(0.01)	0.10	—	0.38
Other non-recurring items	0.04	0.05	(0.09)	—	—	—	—	—	—	—	—	—	—	—
Income tax (expense) benefit on adjustments[2]	(0.02)	0.44	—	(0.04)	(0.01)	(0.07)	(0.09)	(0.04)	(0.02)	(0.04)	(0.02)	(0.03)	0.07	(0.09)
Effect of above adjustments allocated to participating shareholders	—	—	—	—	—	—	(0.02)	0.02	(0.01)	0.02	(0.01)	(0.01)	0.03	—
Operating diluted earnings per share available to SiriusPoint common shareholders	**$ 0.70**	**$ 0.70**	**$ 0.72**	**$ 0.66**	**$ 0.52**	**$ 0.27**	**$ 0.53**	**$ 0.30**	**$ 0.58**	**$ 0.20**	**$ 0.41**	**$ 0.47**	**$ 0.40**	**$ 0.54**
Run off (Non-Core) underwriting results	$ 0.15	$ 0.08	$ 0.06	$ 0.06	$ 0.04	$ 0.33	$ (0.01)	$ 0.05	$ (0.06)					
Adjustment for previously excluded amounts relating to run off	—	—	0.01	(0.01)	(0.01)	(0.15)	(0.01)	—	—					
Run off tax impact	(0.03)	(0.02)	(0.01)	(0.01)	(0.01)	(0.03)	—	(0.01)	0.01					
Core Operating diluted earnings per share available to SiriusPoint common shareholders	**$ 0.82**	**$ 0.76**	**$ 0.78**	**$ 0.70**	**$ 0.54**	**$ 0.42**	**$ 0.51**	**$ 0.34**	**$ 0.53**					

Notes: Metric referenced on slides 6 and 17. [1] This development, primarily related to business written by legacy Third Point Reinsurance Ltd., is the result of the COVID-19 reserve study performed concurrently with the settlement of the Series A Preference shares in the third quarter of 2024. [2] An effective tax rate of 15% for 2022 to 2024 and 19% for 2025 and onwards is applied to the adjustments to calculate the income tax (expense) benefit, where applicable. Periods may have a different effective tax rate based on the jurisdiction of specific transactions.

26

APPENDIX 3

RECONCILIATION OF OPERATING RETURN ON EQUITY AND CORE OPERATING RETURN ON EQUITY

SIRIUS POINT

	Q1'26	Q4'25	Q3'25	Q2'25	Q1'25	Q4'24	Q3'24	Q2'24	Q1'24
Operating net income	$ 85.7	$ 85.8	$ 85.2	$ 78.1	$ 61.0	$ 43.5	$ 94.3	$ 57.8	$ 107.9
Common shareholders' equity attributable to SiriusPoint common shareholders - beginning of period	2,269.8	2,009.9	1,905.7	1,825.2	1,737.4	2,494.9	2,504.1	2,402.6	2,313.9
Less: Accumulated other comprehensive income (loss), net of tax - beginning of period	61.9	52.3	—	26.4	(4.1)	81.5	(28.0)	(17.4)	3.1
Common shareholders' equity attributable to SiriusPoint common shareholders ex. AOCI - beginning of period	2,207.9	1,957.6	1,905.7	1,798.8	1,741.5	2,413.4	2,532.1	2,420.0	2,310.8
Common shareholders' equity attributable to SiriusPoint common shareholders - end of period	2,302.4	2,269.8	2,009.9	1,905.7	1,825.2	1,737.4	2,494.9	2,504.1	2,402.6
Adjustments to Net income to arrive at Operating net income	(13.9)	(154.2)	(1.6)	18.9	3.4	64.8	89.8	(52.1)	17.1
Less: Accumulated other comprehensive income (loss), net of tax - end of period	6.3	61.9	52.3	46.5	26.4	(4.1)	81.5	(28.0)	(17.4)
Common shareholders' equity attributable to SiriusPoint common shareholders ex. AOCI - end of period	2,282.2	2,053.7	1,956.0	1,878.1	1,802.2	1,806.3	2,503.2	2,480.0	2,437.1
Average common shareholders' equity attributable to SiriusPoint common shareholders ex. AOCI	2,245.1	2,005.6	1,930.8	1,838.4	1,771.9	2,109.8	2,517.7	2,450.0	2,373.9
Annualized Operating ROE	15.3 %	17.1 %	17.7 %	17.0 %	13.8 %	8.2 %	15.0 %	9.4 %	18.2 %

	Q1'26	Q4'25	Q3'25	Q2'25	Q1'25	Q4'24	Q3'24	Q2'24	Q1'24
Core Operating net income	$ 100.9	$ 94.1	$ 91.0	$ 82.8	$ 63.5	$ 66.7	$ 92.1	$ 65.3	$ 99.4
Common shareholders' equity attributable to SiriusPoint common shareholders - beginning of period	2,269.8	2,009.9	1,905.7	1,825.2	1,737.4	2,494.9	2,504.1	2,402.6	2,313.9
Less: Accumulated other comprehensive income (loss), net of tax - beginning of period	61.9	52.3	—	26.4	(4.1)	81.5	(28.0)	(17.4)	3.1
Common shareholders' equity attributable to SiriusPoint common shareholders ex. AOCI - beginning of period	2,207.9	1,957.6	1,905.7	1,798.8	1,741.5	2,413.4	2,532.1	2,420.0	2,310.8
Common shareholders' equity attributable to SiriusPoint common shareholders - end of period	2,302.4	2,469.8	2,209.9	2,105.7	2,025.2	1,937.4	2,694.9	2,704.1	2,602.6
Adjustments to Net income to arrive at Core Operating net income	1.3	(145.9)	4.2	23.6	5.9	88.0	87.6	(44.6)	8.6
Less: Accumulated other comprehensive income (loss), net of tax - end of period	6.3	61.9	52.3	46.5	26.4	(4.1)	81.5	(28.0)	(17.4)
Common shareholders' equity attributable to SiriusPoint common shareholders ex. AOCI - end of period	2,297.4	2,262.0	2,161.8	2,082.8	2,004.7	2,029.5	2,701.0	2,687.5	2,628.6
Average common shareholders' equity attributable to SiriusPoint common shareholders ex. AOCI	2,252.7	2,109.8	2,033.8	1,940.8	1,873.1	2,221.5	2,616.6	2,553.8	2,469.7
Annualized Core Operating ROE	17.9 %	18.7 %	18.8 %	18.0 %	14.3 %	12.6 %	14.6 %	10.6 %	16.8 %

Notes: Metric(s) referenced on slides 6, 7 and 9. [1] This development, primarily related to business written by legacy Third Point Reinsurance Ltd., is the result of the COVID-19 reserve study performed concurrently with the settlement of the Series A Preference shares in the third quarter of 2024. [2] For the three months ended March 31, 2026 and 2025, an effective tax rate of 19%, respectively, is applied to the adjustments to calculate the income tax expense. Adjustments may have a different effective tax rate based on the jurisdiction of specific transactions.

27

APPENDIX 4

PLATFORM RESHAPING ENABLING PROFITABLE GROWTH

SIRIUS POINT

2022-2023: Turnaround

- ✓ Exited non-core International Property Reinsurance, Cyber & Workers' Compensation
- ✓ De-risked investment portfolio
- ✓ Underwriter compensation structure aligned to shareholder interests
- ✓ Implemented >$50m of run-rate cost savings
- ✓ Significant improvement on employee engagement metrics

132% Cumulative TSR to date[1]

2024: Major Reshaping

- ✓ LPTs covering $2.1bn of reserves from exited business, with >95% limit remaining
- ✓ Completed external validation of reserving prudence - 15 consecutive quarters of favorable PYD at FY 24
- ✓ Settled Merger Instruments eliminating dilution and removing volatility
- ✓ Unlocked and recognized $100m off-Balance Sheet MGA value during 2024
- ✓ Capital structure simplified through share buyback and debt actions

228% Cumulative TSR to date[1]

$1.0bn Capital returned to shareholders

2025 Onwards: Profitable Growth

- ✓ Outperformed across the cycle Operating ROE target of 12-15% in FY 25 and Q1'26
- ✓ Fourteen consecutive quarters of UW profit
- ✓ Track record of strong growth in Insurance & Services, discipline in Reinsurance
- ✓ FY 25 attritional combined ratio[2] of 91.6% down from 93.1% in FY 24 and 95.8% in FY 23
- ✓ Stable combined ratio performance vs peers[3]; growth in A&H and Surety
- ✓ Realized $189m off-Balance Sheet MGA value
- ✓ Robust balance sheet: BSCR ratio improved to 242% and leverage ratio reduced to historic low

366% Cumulative TSR to date[1]

$242m Capital returned to shareholders

Notes: [1] Total Shareholder Return (TSR) calculated from September 21, 2022, when the management changes occurred. 2025 Onwards figure calculated through May 6, 2026. [2] For Core business. [3] As demonstrated on slide 12 based on the last eight quarters (i.e., two years) as at Q4'25.

28

APPENDIX 5
GLOBAL ACCIDENT & HEALTH

Accident & Health Portfolio Overview



SiriusPoint GWP
Accident & Health GWP
LTM GWP $3.7bn
72%
28%
LTM GWP $1.0bn
24%
46%
11%
8%
7%
4%
IMG
Health/Medical
Life
Personal Accident
Supplemental Health
Other Travel

- 20+ year track record of consistent profitability
- Low capital intensity underwriting and capital-light fee income
- Less correlated to wider P&C pricing cycles
- Stable book is a "volatility shock absorber" to wider portfolio

Investing in IMG's Distribution and Services

IMG + assist america + World Nomads

- IMG is a 100%-owned A&H MGA that is a core part of the business for both underwriting and fee income
- IMG's announced acquisitions integrate complementary businesses to form a unified platform
  - Expands global footprint
  - Strengthens capabilities
  - Drives operational efficiency
- Undervalued on the Balance Sheet ($103m at Q1'26) with $30-40m of expected fee income in 2026

$30-40m	**$103m**
2026e Net Service Fee Income	Q1'26 Consolidated IMG Book Value

29

APPENDIX 6

STRATEGIC MGA INVESTMENTS

SIRIUS POINT

Rationalization Updates

ArmadaCare

100% Equity Stake COMPLETED Q4'25

- Sale of 100% equity stake in consolidated MGA Armada for $250m completed in Q4'25
- Upon closing, SiriusPoint recognized a $222m pre-tax gain
- Deal represents a 14x EBITDA multiple[1]
- Capacity extension agreed until the end of 2030 on existing economic terms, reiterating strategy of partnering with high-quality MGAs without need to take an equity stake

Arcadian

49% Equity Stake COMPLETED Q1'26

- Sale of 49% equity stake in Arcadian for $140m total consideration completed in Q1'26
- Upon closing, SiriusPoint recognized a $25m pre-tax and post-tax gain
  - This gain is in addition to the $96m gain recognized in Q2'24 when Arcadian was deconsolidated
- Capacity extension agreed until the end of 2031 on existing economic terms

Consolidated MGA Investments

IMG | ALTA SIGNA

$30-40m
2026e Net Service Fee Income

$106m
Q1'26 Consolidated MGA Book Value

$ numbers in USD millions	Core (Go-Forward)	
	Q1'26	Change
Service Revenue	$54	26%
Net Services Fee Income	$8	34%
Service Margin	14.6%	+0.8 ppts

Non-Consolidated MGA Investments


$262m
$204m
$105m
$102m
$77m
Q4'22
Q4'23
Q4'24
Q4'25
Q1'26
Held Value <$5m
Held Value $5-$10m
Held Value $10-$20m
Held Value >$20m

Notes: [1] Based on Last Twelve Months Adjusted Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA) at time of transaction.

30

APPENDIX 7

ABBREVIATION GLOSSARY

Abbreviation	Definition
A&H	Accident & Health
ABS	Asset Backed Security
Acq	Acquisition
AOCI	Accumulated Other Comprehensive Income
BVPS	Book Value Per Share
BSCR	Bermuda Solvency Capital Ratio
CLO	Collateralized Loan Obligation
COR	Combined Ratio
EBITDA	Earnings Before Interest, Taxes, Depreciation, and Amortization
EPS	Earnings Per Share
FinPro	Financial & Professional Lines
FSR	Financial Strength Rating
FY	Full Year
GAAP	Generally Accepted Accounting Principles
GWP	Gross Written Premium
HoldCo	Holding Company
IG	Investment Grade
IMG	International Medical Group

Abbreviation	Definition
LPT	Loss Portfolio Transfer
MBS	Mortgage Backed Security
MGA	Managing General Agent
NEP	Net Earned Premium
NII	Net Investment Income
NWP	Net Written Premium
OUE	Other Underwriting Expense
P&C	Property & Casualty
PPT	Point
Pref	Series B Preference Shares
PYD	Prior Year Development
ROE	Return on Equity
STI	Short-term Investment
TPE	Third Point Enhanced Fund
TSR	Total Shareholder Return
UW	Underwriting
XL	Excess of Loss
YoY	Year over Year

31

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